SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2006

                            AFG ENTERPRISES USA, INC.
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                    000-28515                   84-1249735
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

73-595 EL PASEO, SUITE 2204,        PALM DESERT,      CALIFORNIA        92660

(Address of principal executive offices)                              (Zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (760) 674-9696

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors:
Appointment of Principle Officers.

      On March 15, 2006, the Company's Principal Officer resigned. Mr. Douglas
B. Croxall resigned his positions as Chief Executive Officer, Treasurer and Secretary of the Company. The resignation of Mr. Croxall as a Principal Officer of the Company is effective as of March 15, 2006.

      On March 15, 2006, the Company's Board of Directors appointed Mr. Joseph
R. Rozelle, to the positions of Chief Executive Officer, Treasurer and Secretary of the Company upon the resignation of Mr. Croxall. The acceptance by Mr. Rozelle as a Principal Officer of the Company is effective as of March 15, 2006.

      On March 15, 2006, the Company also appointed Joseph R. Rozelle as a Director of the Company to fill an existing vacancy. The acceptance by Mr. Rozelle as a Director of the Company is effective as of March 15, 2006.

      On March 16, 2006, one of the Company's Directors resigned. Mr. Douglas B. Croxall resigned as a Director of the Company. Mr. Croxall's resignation is effective as of March 16, 2006.


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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2006

                                              AFG Enterprises USA, Inc.

                                              By: /s/ Joseph R. Rozelle
                                              -------------------------
                                              Joseph R. Rozelle
                                              Chief Executive Officer